ALPINE SUMMIT ENERGY PARTNERS ANNOUNCES

STRATEGIC REVIEW OF ASSETS

Nashville, Tennessee and Vancouver, British Columbia - February 23, 2023 (Newsfile Corp.) - Alpine Summit Energy Partners, Inc. ("Alpine Summit" or the "Company") (TSXV: ALPS.U) (Nasdaq: ALPS) today announced that the Board of Directors is commencing a strategic review of its assets.  The Company seeks to facilitate a timely and orderly response to unsolicited inquiries by other upstream oil and gas companies who have expressed interest in acquiring various assets of the Company.  The goal of the review is to maximize shareholder value and better position the Company for long-term stability and growth.

Given the Company's decision to initiate this strategic review, alongside the historic volatility in natural gas prices, the Board of Directors of the Company has deemed it prudent to suspend its monthly dividend payments beginning in March 2023 and will re-evaluate its dividend policy in the future. The Company will provide updates on this process as appropriate.

Further Information

For further information, please contact:

Alec Sheaff, Director, Business Development and Investor Relations

Phone: 615.475.8320

Email: asheaff@alpsummit.com

Darren Moulds, Chief Financial Officer

Phone: 403.390.9260

Email: dmoulds@alpsummit.com

About Alpine Summit Energy Partners, Inc.

Alpine Summit is a U.S. based company that operates and develops oil and gas assets. For additional information on the Company, please visit www.alpinesummitenergy.com.

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only Alpine Summit's beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of Alpine Summit's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", or the negative or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein include, but are not limited to, statements regarding the strategic review of the Company's business, the outcome of such review, including the response to unsolicited inquiries, and the re-evaluation of the dividend policy adopted by the directors of the Company.

By identifying such information and statements in this manner, Alpine Summit is alerting the reader that such information and statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Alpine Summit to be materially different from those expressed or implied by such information and statements. In addition, in connection with the forward-looking information and forward-looking statements contained in this news release, Alpine Summit has made certain assumptions. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information and statements are the following: the impact that listing on Nasdaq has on relationships, including with regulatory bodies, employees, suppliers, contractors and competitors, as well as the potential for Alpine Summit to fail to meet Nasdaq's continued listing requirements; changes in general economic, business and political conditions, including changes in the financial markets and commodity markets; changes in the price of natural gas; changes in applicable laws; and compliance with extensive government regulation. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Alpine Summit believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this news release are made as of the date of this news release, and Alpine Summit does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.